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                       Exhibit 10(c)


First National Bank of Maryland              Financial Covenants
                                             Addendum


THIS FINANCIAL COVENANTS ADDENDUM ("Addendum") is dated as of the 30th day of September, 1998, by and between PharmaKinetics Laboratories, Inc. ("Borrower"), a corporation of the State of Maryland and THE FIRST NATIONAL BANK OF MARYLAND ("Bank"), a national banking association, of Baltimore, Maryland. This Addendum is given to supplement one or more of the following documents between Bank and Borrower: [X] Loan Agreement dated 09/30/98, 1998 ("Loan Agreement") or [ ] Security Agreement dated ________, 1998 ("Security Agreement").

I.  DEFINITIONS

The following terms have the following definitions (each definition is equally applicable to the singular and plural forms of the terms used, as the context requires):

A. Capital Expenditures. The term "Capital Expenditures" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities, and including expenditures for obligations under any lease with respect to which Borrower's obligations thereunder should, in accordance with G.A.A.P., be capitalized and reflected as a liability on the balance sheet of Borrower) by Borrower during such period that are required by G.A.A.P. to be included in or reflected by the property, plant or equipment or similar fixed asset accounts on the balance sheet of Borrower.

B. Cash Flow. The term "Cash Flow" means the sum of (i) the net income of Borrower after tax, plus (ii) depreciation expense and amortization, plus (iii) Interest Expense, (iv) plus non-cash charges, (v) less distributions, all determined in accordance with G.A.A.P.

C. Cash Flow Coverage. The term "Cash Flow Coverage" means the ratio of Cash Flow to the sum of (i) the current portion of all Long Term Debt, plus (ii) Interest Expense, all determined in accordance with G.A.A.P.
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D.  Collateral.  The term "Collateral" means all of the now owned and hereafter acquired assets, properties and property rights of Borrower with respect to which Borrower has at any time granted a security interest or lien to Bank or has at any time otherwise assigned or pledged to Bank.

E. Current Assets. The term "Current Assets" means, at any time, the aggregate amount of all current assets, including, but not limited to, cash, cash equivalents, marketable securities, receivables maturing within twelve (12) months from such time, and inventory (net of LIFO Reserve), but excluding prepaid expenses and officer, stockholder and employee advances and receivables, all as determined in accordance with G.A.A.P.

F. Current Liabilities. The term "Current Liabilities" means, at any time, the aggregate amount of all liabilities and obligations which are due and payable on demand or within twelve
(12) months from such time, or should be properly reflected as attributable to such twelve (12) month period in accordance with G.A.A.P. Current Liabilities shall not include deferred income tax liabilities.

G.  Current Ratio.  The term "Current Ratio" means the ratio of
Current Assets to Current Liabilities.

H. G.A.A.P. The Term "G.A.A.P." means, with respect to any date of determination, generally accepted accounting principles as used by the Financial Accounting Standards Board and/or the American Institute of Certified Public Accountants consistently applied and maintained throughout the periods indicated.

I. Indebtedness. The term "Indebtedness" means: (I) the Obligations; (ii) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which Borrower is liable, contingently or otherwise, as obligor or otherwise, or any commitment by which Borrower assures a creditor against loss, including contingent reimbursement obligations with respect to letters of credit; (iii) indebtedness guaranteed in any manner by Borrower, including guarantees in the form of agreements to repurchase or reimburse; (iv) obligations under leases which shall have been or should be, in accordance with G.A.A.P., recorded as capital leases, in respect of which obligations Borrower is liable, contingently or otherwise, as


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obligor, guarantor, or otherwise, or in respect of which
obligations Borrower assures a creditor against loss; and (v) any unfunded obligation of Borrower to any "Employee Benefit Plan," as defined in the Employee Retirement Income Security Act of 1974, as amended.

J. Interest Coverage. The term "Interest Coverage" means the ratio of Cash Flow to Interest Expense.

K. Interest Expense. The term "Interest Expense" means all finance charges reflected on the income statement as interest expense for all obligations of Borrower to any person, including, but not limited to, Bank, as shown on the balance sheet in accordance with G.A.A.P.

L. LIFO Reserve. The term "LIFO Reserve" means the difference between the value of inventory at cost and the value of inventory on a Last In First Out basis, all determined in accordance with G.A.A.P.

M. Long Term Debt. The term "Long Term Debt" means all obligations of Borrower to any person, including, but not limited to, the Obligations, payable more than twelve (12) months from the date of their creation, which in accordance with G.A.A.P. are shown on the balance sheet as a liability (excluding reserves for deferred income taxes).

N. Obligations. The term "Obligations" means the "Obligations," as defined in the Loan Agreement or the Security Agreement to which this Addendum is attached.

O.  Quick Ratio.  The term "Quick Ratio" means the ratio of
Current Assets less inventory (net of LIFO Reserve), to Current
Liabilities.

P. Tangible Net Worth. The term "Tangible Net Worth" means the aggregate assets of Borrower excluding all intangible assets, including, but not limited to, goodwill, licenses, trademarks, patents, copyrights, organization costs, appraisal surplus, officer, stockholder, related entity and employee advances or receivables, mineral rights and the like, less liabilities, all determined in accordance with G.A.A.P. (except to the extent that



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under G.A.A.P. "tangible net worth" excludes leasehold
improvements which are included in "Tangible Net Worth" as defined herein).

Q. Working Capital. The term "Working Capital" means that amount which is equal to the excess of Current Assets over Current Liabilities.

II.  FINANCIAL COVENANTS

Borrower shall at all times remain in compliance with each of the covenants set forth in the Paragraphs below which have been marked.

Borrower's Initials:

/s/ JKL [X]  A.  Borrower shall maintain Tangible Net Worth of
    TLK          not less than $6,500,000.00 as of 06/30/98 with
-------          annual $200,000.00 increases.

/s/ JKL [X]  B.  Borrower shall maintain a ratio of Indebtedness
    TLK          to Tangible Net Worth of not greater than
-------          1.00:1.00.

/s/ JKL [X]  C.  Borrower shall maintain a Current Ratio of not
    TLK          less than 1.50:1.00.
-------

/s/ JKL [X]  D.  Borrower shall maintain a Quick Ratio of not
    TLK          less than 1.25:1.00.
-------

        [ ]  E.  Borrower shall maintain Working Capital of not
-------          less than $______.
        [ ]  F.  Borrower shall maintain Cash Flow Coverage of
-------          not less than ___:___.
        [ ]  G.  Borrower shall maintain Interest Coverage of not
-------          less than ___:___.
        [ ]  H.  Without the prior written consent of Bank,
-------          Borrower shall not make any Capital Expenditures
                 in excess of $_____ in the aggregate during any fiscal year of Borrower.



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        [ ]  I.  Borrower shall not pay total compensation,
------- including salaries, withdrawals, fees, bonuses, management fees, consulting fees, commissions, perquisites, loans or other payments, whether directly or indirectly, in money or otherwise to _____ in excess of the aggregate annual amount of $_______during any fiscal year of Borrower, in addition to any distribution allowed under Paragraph II.J hereof.

        [ ]  J.  Without the prior written consent of Bank,
------- Borrower shall not make distributions, including loans, dividends or other withdrawals of any kind to any officers, employees, shareholders or other persons or entities in excess of:
                 _____percent ( %) of pre-tax income (if Borrower is an "S Corporation," as defined in Section 1361 of the Internal Revenue Code of 1986, as amended); or_____percent ( %) of after-tax income (if Borrower is a "C Corporation," as defined in Section 1361 of the Internal Revenue Code of 1986, as amended).

III. GENERAL PROVISIONS. This Addendum is hereby made a part of the Loan Agreement or Security Agreement to which it is attached. IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower has executed this Addendum under seal as of the day and year first above written at _____________.

WITNESS OR ATTEST*:
*Note: Attestation of a corporate officer's capacity to sign by another corporate officer is required in all corporate transactions.

/s/ Anne E. Quirk             PharmaKinetics Laboratories, Inc.
-------------------           ---------------------------------
Signature                     (Name of Organization)

                              By: /s/ James K. Leslie (Seal)
                              -----------------------
                              (Authorized Signature)

                              James K. Leslie, President and CEO
                              ----------------------------------
                              (Print Name and Title)
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                              By:/s/ Taryn L. Kunkel (Seal)
                              ----------------------
                              (Authorized Signature)

                              Taryn L. Kunkel, VP and CFO
                              ---------------------------
                              (Print Name and Title)

                              302 West Fayette Street
                              -----------------------
                              (Street Address)

                              Baltimore, Maryland  21201
                              --------------------------
                              (City-State-Zip)

                              410-385-4500      410-385-4675
                              ------------------------------
                              (Telephone)        (Facsimile)

                              52-1067519
                              ----------
                              (Federal Tax ID Number)

                              ACCEPTED AT BALTIMORE, MARYLAND AS
                              OF THE DATE THEREOF:
                              THE FIRST NATIONAL BANK OF MARYLAND

                              By:/s/ Anne E. Quirk (Seal)
                              --------------------
                              (Authorized Signature)

                              Anne E. Quirk, Vice President
                              -----------------------------
                              (Print Name and Title)
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